Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
X
In re:	:	Chapter 11
:
BLOCKBUSTER INC., et al.[1]	:	Case No: 10-14997
:
Debtors.	:	Jointly Administered
X

Monthly Operating Report For the Period

From September 23, 2010 to November 3, 2010

DEBTORS’ ADDRESS:	1201 Elm Street
Dallas, Texas 75270
Telephone: (214) 854-3000
Facsimile: (214) 854-4848

DEBTORS’ ATTORNEYS:	Stephen Karotkin
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8800
Facsimile: (212) 310-8007
-and-
Martin A. Sosland (admitted pro hac vice)
WEIL, GOTSHAL & MANGES LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Telephone: (214) 746-7700
Facsimile: (214) 746-7700

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in teh United States.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Bruce Lewis	11/30/2010
Bruce Lewis
Senior Vice President and Controller
Blockbuster Inc.

[1]

The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are Blockbuster Inc. (5102); Blockbuster Canada Inc. (1269); Blockbuster Digital Technologies Inc. (9222); Blockbuster Distribution, Inc. (0610); Blockbuster Gift Card, Inc. (1855); Blockbuster Global Services Inc. (3019); Blockbuster International Spain Inc. (7615); Blockbuster Investments LLC (6313); Blockbuster Procurement LP (2546); Blockbuster Video Italy, Inc (5068); Movielink, LLC (5575); Trading Zone Inc. (8588); and B2 LLC (5219).

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	9/23/2010 - 10/31/2010

		Federal Tax I.D. #	52-1655102

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-petition Debts	MOR-4	x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging	MOR-5	x
Payments to Insiders and Professionals	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	9/23/2010 - 10/31/2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

(in millions)

For the Period 9/23/2010-10/31/2010
Cash flows from operating activities:
Net income (loss)	$(36.5)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and intangible amortization	13.3
Rental library purchases	(31.3)
Rental library amortization	20.7
Deferred taxes and other	(22.8)
Reorganization items, net of cash payments	5.4
Changes in operating assets and liabilities:
Change in receivables	2.7
Change in merchandise inventories	(8.3)
Change in prepaid and other assets	6.7
Change in accounts payable	53.1
Change in accrued expenses and other liabilities	18.2

Net cash provided by (used in) operating activities	21.2

Cash flows from investing activities:
Capital expenditures	(2.4)
Change in restricted cash	0.1
Other investing activities	—

Net cash provided by (used in) investing activities	(2.3)

Cash flows from financing activities:
Proceeds from DIP Financing	20.0
Repayments on DIP Financing	(20.0)
Debt financing costs	(4.6)
Capital lease payments	(0.4)

Net cash provided by (used in) financing activities	(5.0)

Effect of exchange rate changes on cash	—

Net decrease in cash and cash equivalents	13.9
Cash and cash equivalents at beginning of period	38.3

Cash and cash equivalents at end of period	$52.2

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	9/23/2010 - 10/31/2010

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

GL#	Bank Name	Bank Balance	Deposits & Transfers in Transit	O/S, Bank Service Charges, Adjustments to GL	Other Reconciling Items	GL Balance
575.1017.0003	Wachovia ProCo	$62,313	$—	$—	$—	$62,313
80017.1017.0005	JPM Chase Lockbox	138,262.77	(641.11)	—	(3,473.76)	134,147.90
25.1017.0006	Wells Fargo Avista Funding	48,818.17	150,123.82	—	—	198,941.99
03101.1017.0006	Wachovia Funding	900,276.65	—	—	—	900,276.65
03501.1017.0006	JPM Chase Met Life Funding	57,545.17	—	—	13,633.40	71,178.57
03101.1019	Wachovia Cash Concentration	—	1,784,197.27	—	(213,949.00)	1,570,248.27
25.1024	Right of Setoff	—	—	—	—	131,358.00
25.1025	Wells Fargo Avista Disbursements	—	—	(42,416.14)	—	(42,416.14)
575.1025	Wachovia ProCo AP Disbursements	—	—	(895.00)	—	(895.00)
03101.1025	Wachovia AP Disbursements	—	—	(1,789,695.22)	—	(1,789,695.22)
03501.1025	BofA Sedgwick Ins Disbursements	100,000.00	—	(231,883.29)	1,031.54	(130,851.75)
80017.1025	BofA AP Disbursements	—	—	(506.25)	—	(506.25)
03101.1026	Wachovia EFT	—	—		(303.08)	(303.08)
03101.1032	Wachovia Payroll Disbursements	—	—	(536,673.52)	(86,795.02)	(623,468.54)
xxxxx.10370000	Single Store depository only accounts	1,244,022.59	79,915.26	3,427.04	(219,379.11)	1,539,889.92
xxxxx.10380000	Store concentration accounts	1,934,686.10	4,662,370.78	(18,030.29)	—	6,615,087.17
03101.10390000	Bank of New York Returned Checks	1,366.60		(55.34)	—	1,311.26
xxxxx.10480000	Cash - Store Drawer	—	—	—	—	2,297,900.01
1049.0002	OL NRP Return - Corp Ecomm	—	19.99	—	—	19.99
1049.0005	Ecomm Tender Clearing	—	14,538.83	—	—	14,538.83
1049.0006	Ecomm Refund Clearing		(42.96)	—	—	(42.96)
xxxxx.1060.0001	Mastercard/Visa Draft Capture	—	7,486,921.00		(562,941.15)	6,923,979.85
xxxxx.1060.0002	American Express Draft Capture	—	807,821.00	—	(4,655.08)	803,165.92
xxxxx.1060.0004	Discover Draft Capture	—	470,308.00	—	(573.03)	469,734.97
xxxxx.1060.0006	Debit Card Draft Capture	—	3,556,209.00	—	(207,014.68)	3,349,194.32
xxxxx.1060.0007	E-check Draft Capture	—	55,715.66	—	—	55,715.66
xxxxx.1060.0011	Paypal Draft Capture	—	33,200.73	—	—	33,200.73
03101.1078.0004	Wachovia Overnight Investment	29,440,000.00	296.00	—	—	29,440,296.00
25.1078.0005	Citigroup Investments	193,804.65	—	—	—	193,804.65

	Total Cash & Cash Equivalents	$34,121,096	$19,100,953	$(2,616,728)	$(1,284,419)	$52,218,125

Note:  Due to the voluminaous nature of the request for the Debtors’ bank statements and disbursement journals, summaries of these requests have been provided.

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	9/23/2010 - 10/31/2010

STATEMENT OF OPERATIONS (Income Statement)

(in millions)

For the Period 9/23/2010-10/31/2010
Revenues:
Base rental revenues	$126.4
Previously rented product (“PRP”) revenues	25.1

Total rental revenues	151.5
Merchandise sales	23.0
Other revenues	3.3

177.8

Cost of sales:
Cost of rental revenues	48.1
Cost of merchandise sold	17.6

Total cost of sales	65.7

Gross profit	112.1

Operating expenses:
General and administrative	115.1
Advertising	2.2
Depreciation and intangible amortization	16.2
Impairment of goodwill and other long-lived assets	—

133.5

Operating income (loss)	(21.4)
Interest expense	0.4
Interest income	—
Other items, net	(0.1)

Income (loss) from continuing operations before reorganization items and income taxes	(21.7)
Reorganization items, net	11.8
Benefit (provision) for income taxes	0.3
Equity in income of non-debtor subsidiaries	2.7

Income (loss) from continuing operations	(36.5)
Income (loss) from discontinued operations, net of tax	—

Net income (loss)	(36.5)
Preferred stock dividends	—

Net income (loss) applicable to common stockholders	$(36.5)

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	9/23/2010 - 10/31/2010

BALANCE SHEET

(in millions)

As of 10/31/2010
Assets
Current assets:
Cash and cash equivalents	$52.2
Receivables, less allowances	28.6
Receivables from non-debtor subsidiaries	13.0
Merchandise inventories	97.5
Rental library, net	202.8
Prepaid and other current assets	71.5

Total current assets	465.6
Property and equipment, net	143.2
Deferred income taxes	70.6
Investment in non-debtor subsidiaries	282.5
Intangibles, net	5.9
Restricted cash	35.1
Other assets	36.5

$1,039.4

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$96.7
Accrued expenses	193.9
Deferred income taxes	70.7

Total current liabilities	361.3
Other liabilities	12.3

373.6

Liabilities subject to compromise	1,172.0

1,545.6

Total stockholders’ equity (deficit)	(506.2)

$1,039.4

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	9/23/2010 - 10/31/2010

STATUS OF POST-PETITION TAXES

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$—	$3,538,501	$(2,396,149)	$1,142,352
FICA-Employee	—	3,267,953	(2,195,256)	1,072,697
FICA-Employer	—	3,267,953	(2,195,256)	1,072,697
Unemployment	—	71,656	—	71,656
Income	—	—	—	—
Other:
Total Federal Taxes	—	10,146,064	(6,786,662)	3,359,402
State and Local
Withholding	—	1,384,975	(1,028,739)	356,236
Sales	—	10,272,785	(1,564,902)	8,707,884
Excise	—
Unemployment	—	344,836	—	344,836
Real Property[1,2]	10,255	29,188	(32,514)	6,929
Personal Property[2]	3,822,859	655,775	(508,672)	3,969,962
Other: Income/Franchise[3]	1,562,451	197,132	(88,500)	1,671,083
Total State and Local	5,395,564	12,884,692	(3,223,327)	15,056,929

Total Taxes	$5,395,564	$23,030,756	$(10,009,988)	$18,416,331

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
DESCRIPTION	Current	0-30	31-60	61-90	Over 91	Total
AP - Product	$16,612,869	$(5,998,974)	$(1,489,360)	$—	$(576,224)	$8,548,311
AP - Legal & Professional Fees	1,207,775	240,645	—	—	—	1,448,420
AP - Other	3,216,078	(74,933)	—	—	—	3,141,145

TOTAL POST-PETITION DEBTS[4]	$21,036,722	$(5,833,262)	$(1,489,360)	$—	$(576,224)	$13,137,876

Explain how and when the Debtor intends to pay any past due post-petition debts.

All past due amounts have been paid. Payments were slightly delayed due to processing lags.

Past due credits reflect payments in advance and product return credits.

1 -	Blockbuster leases a majority of its stores. The real property taxes under these leases are considered lease obligations.

Therefore, this schedule only reflects the real property taxes on the stores that Blockbuster owns and has a direct obligation with the taxing authority for the taxes due.

2 -	The Real Property and Personal Property taxes are considered “postpetition” based off of when the payment is due to the taxing authority.

3 -	Although Franchise/Income taxes are “incurred” on an accrual basis, we have included the accruals from prior to the petition date since the payments for these taxes will be based on the entire year accrual.

4 -	Variance to total accounts payable on the Balance Sheet is due to pre-petition balances that are not subject to comprimise, orders. which have been approved for payment by various Court.

5 -	Due to the voluminaous nature of the request for the Debtors’ listing of aged accounts, a summary has been provided.

6 -	The Debtors have not included copies of form 6123 and tax returns filed during this period, due to the voluminous nature of this request.

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	9/23/2010 - 10/31/2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$31,323,499
Plus: Amounts billed during the period	4,756,952
Less: Amounts collected during the period	(4,496,288)
Less: Amounts written off during the period	—
Less: Amounts reserved during the period	13,821
Change in store accounts receivable, net	(3,026,507)

Total Accounts Receivable at the end of the reporting period	$28,571,478

Accounts Receivable Aging	10/31/2010
0 - 30 days old	$12,731,085
31 - 60 days old	1,720,872
61 - 90 days old	1,791,691
91 - 120 days old	308,657
121+ days old	715,505
Total Aged Accounts Receivable	17,267,810
Store Accounts Receivable[1]	17,182,904
Total Accounts Receivable	34,450,714
Less: Bad Debts (Amount considered uncollectible)	(5,879,233)

Net Accounts Receivable	$28,571,481

1 - All store accounts receivable are less than 90 days.

TAXES RECONCILIATION AND AGING

Taxes Payable	Current	1-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal	$3,359,402					$3,359,402
State and Local	15,056,929					15,056,929
Other

Total Taxes Payable	$18,416,331					$18,416,331

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	9/23/2010 - 10/31/2010

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
(1)
TOTAL PAYMENTS TO INSIDERS

(1)	No payments other than ordinary wages and benefits occurred during the reporting period.

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Sidley Austin LLP	9/27/2010	$415,274	$415,274	$415,274	$—
Jefferies & Company Inc	9/27/2010	$225,000	$225,000	$225,000	$—
TOTAL PAYMENTS TO PROFESSIONALS

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION
DIP Financing**	$—	$20,000,000	$—
DIP Interest**	—	124,566	113,937
Leases Payable	33,354,890	33,294,789	60,101
Adequate Assurance Payments - Utilities	2,345,473	2,345,473	—
Adequate Assurance Payments - Insurance	2,000,000	2,000,000	—

TOTAL PAYMENTS		$57,764,828	$174,038

**	During the period, Debtor borrowed $20 million and repaid in full. In accordance with the Final Order (I) Authorizing Postpetition Superpriority Secured Financing Pursuant to 11 U.S.C. §§ 105(a), 361, 362, 364(c)(1), 364(c)(2), 364(c)(3), 364(d)(1) and 364(e), (II) Authorizing Postpetition Use of Cash Collateral Pursuant to 11 U.S.C. § 363, and (III) Granting Adequate Protection Pursuant to 11 U.S.C. §§ 361, 362, 363 and 364 [Docket No. 432] (the “DIP Financing Agreement”), payments are not scheduled on a monthly basis, but are due based on certain covenants in the DIP Financing Agreement or at the discretion of the Debtors.

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	9/23/2010 - 10/31/2010

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

6	Pre-petition amounts have been paid under under respective Court orders.
7	According to the DIP Financing Agreement, the Debtors are authorized to enter into various intercompany transactions with foreign non-debtor affiliates. During this period, the Debtors have entered into intercompany transactions that have resulted in receivables from these foreign non-debtor affiliates as permitted under the DIP Financing Agreement and the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345(b), 363(b), 363(c), and 364(a) and Fed. R. Bankr. P. 6003 and 6004 Granting (I) Authority to (A) Continue to Operate the Debtors’ Cash Management System (B) Honor Certain Prepetition Obligations on Account of Service Charges Related Thereto, and (C) Maintain Existing Bank Accounts and Business Forms and (II) an Extension of Time to Comply with 11 U.S.C. § 345(b) [Docket No. 353].
12	Pre-petition taxes have been paid under the Final Order Pursuant to 11 U.S.C. §§ 105(a), 363(b), 507(a)(8), and 541 and Fed R. Bank. P.6003 and 6004 Authorizing Debtors to Pay Prepetition Taxes and Assessments [Docket No. 355].
13	The Debtors are paying post-petition amounts due in a timely manner. However, there could potentially be items paid untimely due to processing lags.
15	In accordance with the DIP Fiancing Order, borrowings and payments of $20 million were made during the period. As of October 31, 2010, there was no outstanding balance under the revolving loans.